                                                                    EXHIBIT 99.3

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information of Anthony Crane Rental Holdings, L.P. (Holdings) has been prepared to give effect to the acquisition of substantially all assets and assumption of substantially all liabilities and obligations relating to the operations of Carlisle Construction Co., Inc and its subsidiaries (Carlisle) as more fully discussed below.

     The Carlisle Acquisition was accounted for using the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair values. The purchase price allocations are preliminary. Final allocations will be made based upon valuations and other studies that have not been completed but are not expected to differ significantly from those presented herein. See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

     The pro forma adjustments presented are based upon available information and include certain assumptions and adjustments that Holdings believes are reasonable under the circumstances. These adjustments are directly attributable to the transaction referenced above and are expected to have a continuing impact on Holdings' business, results of operations and financial condition.

     The historical condensed consolidated balance sheet of Holdings as of June 30, 1999 and the historical condensed consolidated statement of operations of Holdings for the six months ended June 30, 1999 were derived from the unaudited interim condensed consolidated financial statements of Holdings included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999. The historical condensed consolidated statement of operations of Holdings for the year ended December 31, 1998 was derived from the audited consolidated financial statements of Holdings included in its Annual Report on Form 10-K.

     The unaudited pro forma condensed consolidated balance sheet of Holdings as of June 30, 1999 gives effect to the Carlisle Acquisition as if it occurred on June 30, 1999. The unaudited pro forma condensed consolidated statements of operations of Holdings for the six month period ended June 30, 1999 and the year ended December 31, 1998 gives effect to the Carlisle Acquisition as if it occurred on January 1, 1998.

     The unaudited pro forma financial information and related notes are provided for informational purposes only and do not necessarily reflect (i) the results of operations or financial condition of Holdings that would have actually resulted had the events referred to above or in the notes to the unaudited pro forma financial information been consummated as of the dates indicated and are not intended to project Holdings' financial condition or results of operations for any future period.

     The unaudited pro forma financial information should be read in conjunction with Holdings' Annual Report on Form 10-K for the year ended December 31, 1998 and with Holdings' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JUNE 30, 1999

                            (dollars in thousands)

                                                                                           Carlisle Crane         Anthony Crane
                                                    Anthony Crane        Carlisle Crane       Pro Forma        Rental Holdings, L.P.
                                                Rental Holdings, L.P.      Historical        Adjustments            Pro Forma
                                                ---------------------    --------------    --------------      ---------------------
Assets:

Current assets:
    Cash and cash equivalents                   $               7,436    $          230    $          -        $             7,666
    Marketable securities                                           -             3,654          (3,654)(1)                      -
    Trade accounts receivable, net                             37,063            15,328               -                     52,391
    Costs and estimated earnings in excess
     of billings of uncompleted construction
     contracts                                                      -               394               -                        394
    Equipment held for sale                                         -             4,511             280 (3)                  4,791
    Parts and work-in-process inventory                             -             3,537             220 (3)                  3,757
    Other receivables                                           3,561                                 -                      3,561
    Prepaid expenses and  deposits                              1,261               458             (41)(1)                  1,678
                                                ---------------------    --------------    ------------        -------------------
      Total current assets                                     49,321            28,112          (3,195)                    74,238

    Property and rental equipment, net                        426,641            96,630         (10,553)(1)                512,718
                                                                                                      - (4)
    Intangible assets, net                                      5,213             1,995          (1,995)(1)                 82,564
                                                                                                 77,351 (2)
    Debt issuance costs, net                                   17,726                 -          12,500 (5)                 30,226
    Other assets                                                  640             9,008          (8,929)(1)                    719
                                                ---------------------    --------------    ------------        -------------------
                                                $             499,541    $      135,745    $     65,179        $           700,465
                                                =====================   ===============    ============        ===================
Liabilities and partners' capital:
Current liabilities:
    Cash overdraft                              $               2,789    $            -    $          -                      2,789
    Accounts payable, trade                                    27,994             3,318               -                     31,312
    Billings in excess of costs and
     estimated earnings on uncompleted
     construction contracts                                         -             1,253               -                      1,253
    Accrued interest                                            9,497               541            (533)(1)(6)               9,505
    Accrued wages and employee benefits                         3,040             1,540               -                      4,580
    Accrued taxes, other than income taxes                      4,560             1,335               -                      5,895
    Other accrued liabilities                                   1,179               618            (351)(1)                  1,446
    Current portion of long term debt                           4,858            10,339            (336)(1)                  4,858
                                                                                                (10,003)(6)
                                                ---------------------    --------------    ------------        -------------------
      Total current liabilities                                53,917            18,944         (11,223)                    61,638

Long term debt, less current portion                          465,245            62,437          (6,185)(1)                638,090
                                                                                                (55,380)(6)
                                                                                                171,973 (6)
Long term obligation under capital lease                          750                 -               -                        750

Other non-current liabilities                                   2,285             4,504          (2,876)(1)                  2,643
                                                                                                 (1,270)(1)
                                                ---------------------    --------------    ------------        -------------------
      Total liabilities                                       522,197            85,885          95,039                    703,121
                                                ---------------------    --------------    ------------        -------------------
Partners' capital
    Preferred stock                                            22,500                 -          20,000 (6)                 42,500
    Capital                                                   (45,156)           49,860         (49,860)(7)                (45,156)
                                                ---------------------    --------------    ------------        -------------------
      Total partners' capital                                 (22,656)           49,860         (29,860)                    (2,656)
                                                ---------------------    --------------    ------------        -------------------
                                                $             499,541    $      135,745    $     65,179        $           700,465
                                                =====================    ==============    ============        ===================

                            See accompanying notes.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                            (dollars in thousands)


          The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the following unaudited pro forma adjustments:

(1) Adjustments have been made to omit excluded assets/liabilities as defined in the Carlisle purchase and sale agreement as follows:

          Marketable securities...................................................................    $ (3,654)
          Receivables relating to Ft. Thomas Plaza ($4) and Other ($37)...........................         (41)
          Net book value of the airplane ($3,310), net book value of land, building
             and improvements ($7,224) and net book value of automobiles ($19)....................     (10,553)
          Goodwill, net...........................................................................      (1,995)
          CSV officers' life insurance ($2,708), development property ($5,648),
             property for sale ($549) and other ($24).............................................      (8,929)
          Current portion of debt.................................................................         336
          Accrued interest........................................................................          11
          Other accrued liabilities...............................................................         351
          Reserve for aircraft repairs............................................................         101
          Long term debt of Ft. Thomas Plaza ($3,271) and Airplane ($2,914).......................       6,185
          Deferred income taxes...................................................................       2,775
          Phantom stock...........................................................................       1,270
                                                                                                      --------
                                                                                                      $(14,143)
                                                                                                      ========


(2) Reflects management's preliminary allocation of purchase price for Carlisle in accordance with the purchase method of accounting as follows:

          Purchase Price:
            Purchase price consideration - cash...................................................    $165,000
            Plus: cash at December 31, 1998.......................................................       1,308
            Plus: marketable securities at December 31, 1998......................................       3,015
            Less: estimated net asset value and other purchase price adjustments, net.............        (150)
            Less: real estate value as agreed to by parties.......................................      (8,000)
            Less: marketable securities at June 30, 1999..........................................      (3,654)
                                                                                                      --------
            Purchase price - cash.................................................................     157,519
            Purchase price consideration - preferred stock........................................      20,000
            Estimated fees and expenses...........................................................       3,000
                                                                                                      --------
               Total                                                                                  $180,519
                                                                                                      ========


          Allocated as follows:
            Existing book value of Carlisle (See Note 7)..........................................    $ 49,860
            Less: excluded assets, net of excluded liabilities (See Note 1).......................     (14,143)
            Plus: long term debt, including current portion to be paid off by seller
               (See Note 6).......................................................................      66,951
                                                                                                      --------
            Adjusted book value of Carlisle.......................................................     102,668


            Estimated increase in parts and work-in-process inventory to fair market
               value (See Note 3).................................................................         500


            Increase in goodwill..................................................................      77,351
                                                                                                      --------
               Total                                                                                  $180,519
                                                                                                      ========

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
      NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                            (dollars in thousands)

(3) Represents the estimated write-up in fair market value of parts and work-in-process inventory and equipment held for sale in connection with the purchase price allocation. The fair market value was estimated by management by applying an 11% gross margin to the book value ($8,048) and using 5% for selling costs.

(4) The purchaser and seller estimated fair market value of property and equipment in connection with the purchase price allocation to approximate book value in light of significant recent purchases thereby resulting in no write-up to book value.

(5) Represents debt issuance costs incurred ($12,500) in connection with the new financing obtained for the acquisitions.

(6) Represents the repayment of Carlisle's indebtedness under the existing credit agreement ($66,079), the assumption of capital leases ($872), the incurrence of new debt in the amount of $171,973 ($156,473 for purchase consideration and $15,500 for debt issuance costs ($12,500) and acquisition related fees ($3,000)), and preferred stock issued in the amount of $20,000, which together were used to finance the transaction.

(7) Represents the elimination of Carlisle's historical net assets in connection with purchase accounting.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX-MONTHS ENDED JUNE 30, 1999

                            (dollars in thousands)

                                                                                        Carlisle Crane       Anthony Crane
                                           Anthony Crane           Carlisle Crane          Pro Forma       Rental Holdings, L.P.
                                        Rental Holdings, L.P.        Historical           Adjustments          Pro Forma
                                        ---------------------      --------------       --------------     ---------------------
Revenues:
   Equipment rentals                    $              99,761      $       29,674       $           -      $             129,435
   Equipment sales                                     10,513               6,499                   -                     17,012
   Construction contracts                                   -               8,971                   -                      8,971
   Parts and service                                        -               4,437                   -                      4,437
                                        ---------------------      --------------       -------------      ---------------------
      Total revenues                                  110,274              49,581                   -                    159,855
                                        ---------------------      --------------       -------------      ---------------------
Cost of revenues:
   Direct operating expenses                           50,779              12,039                   -                     62,818

   Cost of equipment sales                              8,915               4,571                   -                     13,486
   Construction contracts                                   -               6,240                   -                      6,240
   Costs of part sold and services                          -               3,776                   -                      3,776
   Depreciation                                        12,647               7,140              (2,836) (1)                16,951
                                        ---------------------      --------------       -------------      ---------------------
      Total cost of revenues                           72,341              33,766              (2,836)                   103,271
                                        ---------------------      --------------       -------------      ---------------------
Gross profit                                           37,933              15,815               2,836                     56,584
Selling, general and administrative
    expenses                                           17,874               5,778                 (50) (2)                23,602


Depreciation and amortization                           3,395                   -               1,933  (3)                 5,328
                                        ---------------------      --------------       -------------      ---------------------
Income from operations                                 16,664              10,037                 953                     27,654
Interest expense                                       20,241               2,596              10,492  (4)                33,329
Other (income) expense                                   (187)                (83)                  -                       (270)
                                        ---------------------      --------------       -------------      ---------------------
Income before taxes and extraordinary
   item                                                (3,390)              7,524              (9,539)                    (5,405)
Provision (benefit) for taxes                             101                   -                   -                        101
                                        ---------------------      --------------       -------------      ---------------------
Income before extraordinary item                       (3,491)              7,524              (9,539)                    (5,506)
                                        ---------------------      --------------       -------------      ---------------------
Extraordinary item                                          -                   -                   -                          -
                                        ---------------------      --------------       -------------      ---------------------
Net income (loss)                       $              (3,491)     $        7,524       $      (9,539)     $              (5,506)
                                        ---------------------      --------------       -------------      ---------------------

                            See accompanying notes.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1999
                            (dollars in thousands)

     The Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the following unaudited pro forma adjustments:

(1) Represents a depreciation adjustment resulting from conforming Carlisle's depreciation policy with ACR's utilizing an assumed weighted average life of 10 years. The pro forma adjustment is calculated as follows:

          Historical property and equipment, net.....................  $96,630
          Less excluded assets.......................................  (10,553)
                                                                       --------
             Depreciable asset base..................................   86,077
                                                                       --------
          Six months depreciation (weighted average life of 10 years)    4,304
          Less historical depreciation and amortization..............   (7,140)
                                                                       --------
          Pro forma depreciation adjustment..........................  $(2,836)
                                                                       ========

(2) Reflects the estimated cost savings related to selling, general and administrative activities from either removal of private company expenses or management's post-acquisition plans as they relate to Carlisle as described below :

        Legal and accounting expense directly allocable to shareholder and other
           non-recurring, non-rental business projects........................................     $248
        Expenses relating to officers' life insurance.  The insurance policies  will not be
          acquired as part of the deal........................................................       46
        Cost reductions arising from the elimination of the corporate aircraft ($126) that will not be acquired, and will be substituted with commercial airline travel
          (estimated $50).....................................................................       76
        As part of the transaction, certain real estate was retained by the seller. Annual
          rent with respect to this property which will be incurred amounts to $640 annually..     (320)
                                                                                                   -----
                                                                                                   $ 50
                                                                                                   =====

(3) Represents the amortization of goodwill of $77,351 for Carlisle using an estimated twenty year amortization period ($3,867/year).

(4)  Addition to aggregate pro forma interest expense is summarized as follows:

     Elimination of the combined historical interest expense......................        $(22,837)
                                                                                          --------
     Interest on borrowings under the credit agreement (annual amount multiplied by 50%):
        Revolver (8.24% on $161,000)..............................................           6,633
        First priority term loan (8.9% on $250,000)...............................          11,125
        Second priority term loan (7.72% on $50,000)..............................           1,930
     Senior Subordinated Notes (10.375% on $155,000...............................           8,041
     Discount Debentures (13.375% on $48,000).....................................           3,210
                                                                                          --------
     Gross cash interest expense..................................................          30,939
     Amortization of debt issuance costs - Holdings historical....................           1,348
     Incremental amortization of debt issuance costs ($12,500/average 6 year
        life).....................................................................           1,042
                                                                                          --------
     Aggregate interest on acquisition debt requirements..........................          33,329
                                                                                          --------
     Net increase.................................................................        $ 10,492
                                                                                          ========

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                            (dollars in thousands)

                                                                                            Carlisle Crane        Anthony Crane
                                                  Anthony Crane       Carlisle Crane           Pro Forma      Rental Holdings, L.P.
                                               Rental Holdings, L.P.    Historical            Adjustments           Pro Forma
                                               ---------------------  --------------        --------------   ---------------------
Revenues:
  Equipment rentals                                $    183,684         $    47,341         $         -           $    231,025
  Equipment sales                                        22,975              19,862                   -                 42,837
  Construction contracts                                    -                17,058                   -                 17,058
  Parts and service                                         -                 8,979                   -                  8,979
                                                   ------------         -----------         -----------           ------------
    Total revenues                                      206,659              93,240                   -                299,899
                                                   ------------         -----------         -----------           ------------

Cost of revenues:
  Direct operating expenses                              90,203              17,554                   -                107,757

  Cost of equipment sales                                18,920              14,568                   -                 33,488
  Construction contracts                                    -                11,083                   -                 11,083
  Costs of part sold and services                           -                 7,983                   -                  7,983
  Depreciation                                           20,426              12,687              (4,102) (1)            29,011
                                                   ------------         -----------         -----------           ------------
    Total cost of revenues                              129,549              63,875              (4,102)               189,322
                                                   ------------         -----------         -----------           ------------
Gross profit                                             77,110              29,365               4,102                110,577
Selling, general and administrative expenses             34,176              14,897                 229  (2)            45,229
                                                                                                 (4,073) (5)
Depreciation and amortization                             6,358                 -                 3,867  (3)            10,225
                                                   ------------         -----------         -----------           ------------
Income from operations                                   36,576              14,468               4,079                 55,123
Interest expense                                         27,738               5,223              18,152  (4)            51,113
Other (income) expense                                     (104)               (340)                  -                   (444)
                                                   ------------         -----------         -----------           ------------
Income before taxes and extraordinary item                8,942               9,585             (14,073)                 4,454
Provision (benefit) for taxes                               220                   -                   -                    220
                                                   ------------         -----------         -----------           ------------
Income before extraordinary item                          8,722               9,585             (14,073)                 4,234
                                                   ------------         -----------         -----------           ------------
Extraordinary item                                       15,811                 -                     -                 15,811
                                                   ------------         -----------         -----------           ------------
Net income (loss)                                  $     (7,089)        $     9,585         $   (14,073)          $    (11,577)
                                                   ============         ===========         ===========           ============

                            See accompanying notes.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31,1998
                            (dollars in thousands)

     The Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the following unaudited pro forma adjustments:

(1) Represents a depreciation adjustment resulting from conforming Carlisle's depreciation policy with ACR's, utilizing an assumed weighted average life of 10 years.
    The pro forma adjustment is calculated as follows:

          Historical property and equipment, net......................  $ 96,717
          Less excluded assets........................................   (10,863)
                                                                        --------
            Depreciation asset base...................................    85,854
                                                                        --------
          Annual depreciation (weighted average life of 10 years).....     8,585
          Less historical depreciation and amortization...............   (12,687)
                                                                        --------
          Pro forma depreciation adjustment...........................  $ (4,102)
                                                                        ========

(2) Reflects the estimated cost savings related to selling, general and administrative activities from either removal of private company expenses or management's post-acquisition plans as they relate to Carlisle as described below:

     Legal and accounting expense directly allocable to shareholder and other non-recurring, non-rental business projects..........................................  $115
     Expenses relating to officers' life insurance. The insurance polices will
          not be acquired as part of the deal..................................................    93
     Cost reductions arising from the elimination of the corporate aircraft
          ($303) that will not be acquired, and will be substituted with commercial
          airline travel (estimated $100)......................................................   203
     As part of the transaction, certain real estate was retained by the seller.
          Annual rent with respect to this property which will be incurred amounts to $640 annually.............................................................................  (640)
                                                                                                -----
                                                                                                $(229)
                                                                                                =====

(3) Represents the amortization of goodwill of $77,351 for Carlisle using an estimated twenty year amortization period ($3,867/year).

(4) Addition to aggregate pro forma interest expense is summarized as follows:

     Elimination of the combined historical interest expense............................   $(32,961)
                                                                                           ---------
     Interest on borrowings under the credit agreement:
       Revolver (8.24% on $161,000).....................................................     13,266
       First priority term loan (8.9% on $250,000)......................................     22,250
       Second priority term loan (7.72% on $50,000).....................................      3,860
     Senior Subordinated Notes (10.375% on $155,000) (5 months) (a).....................      6,700
     Discount Debentures (13.375% on $48,000) (5 months) (a)............................      2,675
                                                                                           --------
     Gross cash interest expense........................................................     48,751
     Amortization of debt issuance costs - Holdings historical..........................      1,320
     Incremental amortization of debt issuance costs ($12,500/average 6
       year life).......................................................................      1,042
                                                                                           --------
     Aggregate interest on acquisition debt requirements................................     51,113
                                                                                           --------
     Net increase.......................................................................   $ 18,152
                                                                                           ========

     (a) Represents interest for the five months ended December 31, 1998 because the Notes and Debentures were incurred on July 31, 1998 in connection with the Recapitalization.

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                            (dollars in thousands)

(5) Elimination of expenses related to Carlisle properties held for development but not acquired as part of the transaction.